Exhibit 99.1

Quarterly
Operating Supplement
First Quarter 2005

Quarterly Operating Supplement

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Table of Contents

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Quarterly Operating Supplement

March 31, 2005

Introductory Note

Radian Reinsurance Inc. (“Radian Reinsurance”) was merged with and into Radian Asset Assurance Inc. effective as of June 1, 2004. All financial information presented herein is as if the merger had occurred on January 1, 2004.

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Standard & Poor’s and Fitch Ratings and Aa3 by Moody’s, provides credit enhancement to the holders of debt obligations and asset-backed securities. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian Asset Assurance Inc. plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and a presence in London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Introductory Note / Company Profile / Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Key Financial Highlights* ($ Thousands)

	Quarter ended March 31, 2005
	Mortgage Insurance	Financial Services	Financial Guaranty**	Total
Net premiums written	$200,237	$—	$14,603	$214,840

Net premiums earned	$192,465	$—	$54,560	$247,025
Net investment income	28,793	10	22,059	50,862
Gains on sales of investments	7,119	834	3,573	11,526
Change in fair value of derivative instruments	3,186	(189)	(11,957)	(8,960)
Other income	4,592	1,200	316	6,108

Total revenues	236,155	1,855	68,551	306,561

Provision for losses	97,927	—	11,573	109,500
Policy acquisition costs	14,678	—	14,678	29,356
Other operating expenses	33,669	3,607	14,394	51,670
Interest expense	5,124	735	3,099	8,958

Total expenses	151,398	4,342	43,744	199,484

Equity in net income of affiliates	—	51,296	—	51,296

Pretax income	84,757	48,809	24,807	158,373

Income tax provision	22,036	17,084	3,641	42,761

Net income	$62,721	$31,725	$21,166	$115,612

Total assets	$3,972,942	$395,446	$2,354,209	$6,722,597
Deferred policy acquisition costs	70,873	—	129,070	199,943
Reserve for losses and loss adjustment expenses	571,128	—	226,543	797,671
Unearned premiums	149,258	—	586,510	735,768

Equity	$1,900,760	$298,956	$1,246,876	$3,446,592

*	Reported on a GAAP basis.
**	Includes Radian Asset Assurance Inc.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Key Financial Highlights

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Segment Information–Financial Guaranty* ($ Thousands)

	Quarter ended March 31, 2005
	As Reported	Impact of Clawback	As Adjusted Excluding Clawback
Net premiums written	$14,603	$(54,742)	$69,345

Net premiums earned	$54,560	$(4,538)	$59,098
Net investment income	22,059	—	22,059
Gains on sales of investments	3,573	—	3,573
Change in fair value of derivative instruments	(11,957)	—	(11,957)
Other income	316	—	316

Total revenues	68,551	(4,538)	73,089

Provision for losses	11,573	—	11,573
Policy acquisition costs	14,678	1,694	12,984
Other operating expenses	14,394	—	14,394
Interest expense	3,099	—	3,099

Total expenses	43,744	1,694	42,050

Equity in net income of affiliates	—	—	—

Pretax income (loss)	24,807	(6,232)	31,039

Income tax expense (benefit)	3,641	(2,181)	5,822

Net income (loss)	$21,166	$(4,051)	$25,217

*	The above schedule shows the Financial Guaranty Segment, on a GAAP basis, as reported (Column 1) and adjustments (Column 2) to reflect the income statement impact of the recapture (referred to above as the clawback) of business previously ceded to the Company by one of the primary insurer customers of the Financial Guaranty Segment that occurred in the first quarter of 2005. The adjusted numbers in Column 3 reflect the Financial Guaranty Segment as if the clawback did not occur and present a more meaningful basis of comparison for the Financial Guaranty Segment’s past and future results.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Segment Information–Financial Guaranty

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Income Statements* ($ Thousands)

	Quarter ended
	March 31 2005	March 31 2004
Revenues
Gross premiums written	$1,250	$(43,195)
Reinsurance premiums ceded	(219)	(1,360)

Net premiums written	1,031	(44,555)
Decrease in unearned premiums	32,395	90,447

Premiums earned	33,426	45,892

Net investment income	21,041	20,578
Net realized gain on sale of investments	2,052	5,001

Net investment gains	23,093	25,579

Total revenues	56,519	71,471

Expenses
Losses and loss adjustment expenses incurred	1,375	116,354
Commissions incurred	(9,707)	(25,595)
Other underwriting expenses	18,380	16,490
Other expense	3,038	2,730

Total expenses	13,086	109,979

Income (loss) before income taxes	43,433	(38,508)
Federal and foreign income tax expense (benefit)	5,139	(22,293)

Net income (loss)	$38,294	$(16,215)

Financial Ratios
Loss and LAE Ratio	4.1%	253.5%
Underwriting Expense Ratio	841.2%	20.4%

Combined Ratio	845.3%	273.9%

*	See Explanatory Notes on page 13.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Statutory Income Statements

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Balance Sheets* ($ Thousands)

	March 31 2005	December 31 2004
Assets
Long-term bonds	$1,818,784	$1,813,095
Preferred stock	29,988	29,485
Common stock	1,049	1,049
Common stock of affiliates	117,841	118,517
Cash and short-term investments	32,572	50,320
Receivable for securities	3,761	—

Total Investments	2,003,995	2,012,466

Investment income due and accrued	23,773	26,197
Premiums receivable	19,896	24,709
Funds held by reinsured companies	357	392
Net deferred tax asset	3,412	3,304
Other assets	3,313	2,934

Total Assets	$2,054,746	$2,070,002

Liabilities
Contingency reserve	$252,508	$251,674
Losses and loss adjustment expenses	71,102	87,332
Reinsurance payable on paid losses and loss adjustment expenses	5,836	5,250
Unearned premiums	662,216	694,611
Payable to affiliates	4,409	5,598
Payable for securities	3,704	—
Ceded reinsurance premiums payable	1,344	1,412
Federal and foreign income taxes payable	3,684	3,011
Accrued expenses and other liabilities	9,552	17,366

Total Liabilities	1,014,355	1,066,254

Policyholders’ Surplus
Common stock	15,000	15,000
Additional paid-in capital	593,214	593,214
Unassigned funds	432,177	395,534

Total Policyholders’ Surplus	1,040,391	1,003,748

Total Liabilities and Policyholders’ Surplus	$2,054,746	$2,070,002

Qualified Statutory Capital	$1,292,899	$1,255,422

*	See Explanatory Notes on page 13.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Statutory Balance Sheets

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Gross Premiums Written by Product* ($ Thousands)

	1st Qtr 2005	1st Qtr 2004	Percent Change
Public Finance Direct	$15,433	$8,186	88.5%
Structured Finance Direct	14,499	21,450	–32.4%
Public Finance Reinsurance	17,026	20,124	–15.4%
Structured Finance Reinsurance	8,950	9,004	–0.6%
Trade Credit Reinsurance	84	(5,542)	101.5%

	55,992	53,222	5.2%

Impact of Recapture	(54,742)	(96,417)	43.2%

	$1,250	$(43,195)	102.9%

Total Claims-Paying Resources and Leverage Ratios* ($ Thousands except ratios)
	March 31 2005	December 31 2004	Percent Change
Capital and Surplus	$1,040,391	$1,003,748	3.7%
Contingency Reserve	252,508	251,674	0.3%

Qualified Statutory Capital	1,292,899	1,255,422	3.0%

Unearned Premium Reserve	662,216	694,611	–4.7%
Loss and Loss Expense Reserves	71,102	87,332	–18.6%

Total Policyholders’ Reserves	2,026,217	2,037,365	–0.5%

Present Value of Future Installment Premiums	237,846	244,959	–2.9%

Reinsurance and Soft Capital Facilities	150,000	245,000	–38.8%

Total Claims-Paying Resources	$2,414,063	$2,527,324	–4.5%

Net Debt Service
(Principal and Interest) Outstanding	$94,538,537	$101,499,932	–6.9%
Capital Leverage Ratio [1]	73:1	81:1
Claims-Paying Ratio [2]	39:1	40:1

*	See Explanatory Notes on page 13.
1	Capital Leverage Ratio: Net debt service/Qualified statutory capital.
2	Claims-Paying Ratio: Net debt service/Total claims-paying resources.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Investment Portfolio Highlights

Asset Quality

As of March 31, 2005, the book value of our investment portfolio was $2.0 billion, with an average duration of 5.2 years.

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights*($ Millions)

Geographic Diversification

State	Net Par Outstanding (3/31/2005)	Percent of total Net Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
California	$4,679	7.4%	$5,243	7.9%
New York	4,504	7.1%	4,516	6.8%
Texas	3,221	5.1%	3,375	5.1%
Pennsylvania	2,671	4.2%	2,690	4.0%
Florida	2,550	4.0%	2,623	3.9%
Illinois	2,326	3.6%	2,589	3.9%
Massachusetts	1,841	2.9%	1,709	2.6%
New Jersey	1,461	2.3%	1,565	2.3%
Washington	1,185	1.9%	1,208	1.8%
Ohio	1,154	1.8%	1,153	1.7%

Top ten states – public finance subtotal	25,592	40.3%	26,671	40.0%

Total of other states – public finance	16,318	25.7%	17,789	26.7%

Domestic structured finance	17,582	27.7%	17,489	26.2%

International	4,002	6.3%	4,771	7.1%

Total	$63,494	100.0%	$66,720	100.0%

*	See Explanatory Notes on page 13.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights*($ Millions)

Sector Breakout

Public Finance	Gross Par Outstanding (3/31/2005)	Percent of total Gross Par	Net Par Outstanding (3/31/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
General Obligations	$13,739	21.1%	$13,713	21.6%	$13,612	19.9%	$13,586	20.3%
Healthcare	7,760	11.9%	7,760	12.2%	8,191	11.9%	8,191	12.3%
Utilities	5,764	8.8%	5,659	8.9%	6,144	8.9%	6,014	9.0%
Transportation	4,402	6.7%	4,402	6.9%	5,059	7.4%	5,059	7.6%
Tax Backed	3,992	6.1%	3,988	6.3%	4,475	6.5%	4,471	6.7%
Education	3,194	4.9%	3,194	5.1%	3,601	5.3%	3,601	5.4%
Investor Owned Utilities	1,225	1.9%	1,225	1.9%	1,728	2.5%	1,728	2.6%
Other Public Finance	1,214	1.9%	959	1.5%	1,451	2.1%	1,196	1.8%
Long Term Care	1,130	1.7%	1,130	1.8%	1,126	1.6%	1,126	1.7%
Housing	625	1.0%	625	1.0%	693	1.0%	694	1.0%
Second-To-Pay Municipal Wrap	588	0.9%	588	0.9%	708	1.0%	708	1.1%

Subtotal Public Finance	$43,633	66.9%	$43,243	68.1%	$46,788	68.1%	$46,374	69.5%

Structured Finance	Gross Par Outstanding (3/31/2005)	Percent of total Gross Par	Net Par Outstanding (3/31/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
Collateralized Debt Obligations	$14,019	21.5%	$14,019	22.1%	$13,125	19.1%	$13,125	19.7%
Asset Backed – Consumer	1,875	4.8%	1,875	2.9%	2,728	4.0%	2,728	4.1%
Asset Backed – Mortgage and MBS	3,143	2.9%	1,777	2.8%	3,328	4.9%	1,798	2.7%
Asset Backed – Commercial and Other	1,754	2.7%	1,754	2.8%	1,783	2.6%	1,783	2.7%
Other Structured Finance	826	1.2%	826	1.3%	912	1.3%	912	1.3%

Subtotal Structured Finance	$21,617	33.1%	$20,251	31.9%	$21,876	31.9%	$20,346	30.5%

Total	$65,250	100.0%	$63,494	100.0%	$68,664	100.0%	$66,720	100.0%

Rating Distribution

Rating**	Gross Par Outstanding (3/31/2005)	Percent of total Gross Par	Net Par Outstanding (3/31/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
AAA	$13,737	21.1%	$12,371	19.5%	$13,372	19.5%	$11,850	17.8%
AA	14,578	22.3%	14,494	22.9%	15,989	23.3%	15,880	23.8%
A	19,803	30.4%	19,497	30.7%	21,941	32.0%	21,635	32.4%
BBB	12,956	19.9%	12,956	20.4%	14,009	20.4%	14,002	21.0%
Investment Grade	401	0.6%	401	0.6%	422	0.6%	422	0.6%
Below Investment Grade	1,592	2.4%	1,592	2.5%	1,602	2.3%	1,602	2.4%
Not Rated	2,183	3.3%	2,183	3.4%	1,329	1.9%	1,329	2.0%

Total	$65,250	100.0%	$63,494	100.0%	$68,664	100.0%	$66,720	100.0%

*	See Explanatory Notes on page 13.
**	Indicated category reflects highest rating of the three rating agencies.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights* ($ Millions)

10 Largest Public Finance Exposures

	Net Par Outstanding (3/31/2005)	Percent of total Net Par	Rating [1]
New York, New York GO	$481	0.8%	A+
Port Authority of New York & New Jersey	411	0.7%	AA–
California State GO	378	0.6%	A
New York City Muni Water Finance	339	0.5%	AA+
Massachusetts State GO	329	0.5%	Aa2
Long Island Power Authority New York	321	0.5%	A–
Metropolitan Transportation Authority New York	318	0.5%	A
Illinois State GO	278	0.4%	AA
Jefferson County Alabama Gas & Sewer	273	0.4%	A
Houston Airport System	262	0.4%	A1

Total	$3,390	5.3%

10 Largest Structured Finance Exposures

	Net Par Outstanding (3/31/2005)	Percent of total Net Par	Rating [2]
CDO of ABS	$390	0.6%	AA
U.S. Static Synthetic Investment Grade CDO	389	0.6%	AAA
U.S. Static Synthetic Investment Grade CDO	381	0.6%	AAA
U.S. Static Synthetic Investment Grade CDO	350	0.6%	BB+**
Second to Pay CDO Wrap	350	0.6%	AAA
U.S. Static Synthetic Investment Grade CDO	340	0.5%	AA
Second to Pay MBS Wrap	296	0.5%	AAA
U.S. Static Synthetic Investment Grade CDO	288	0.4%	AAA
U.S. Static Synthetic Investment Grade CDO	285	0.4%	AA
U.S. Static Synthetic Investment Grade CDO	250	0.4%	AA

	$3,319	5.2%

*	See Explanatory Notes on page 13.
**	Less than 0.5% of Radian’s exposure to this transaction is below investment grade.
[1]	Indicated category reflects highest rating of the three rating agencies.
[2]	Indicated category reflects highest rating of the three rating agencies. Represents lowest attachment point of transactions.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

CDO Exposure* ($ Millions)

Total CDO Exposure

	Net Par Outstanding (3/31/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
Direct	$12,535	89.4%	$11,261	85.8%
Assumed	1,484	10.6%	1,864	14.2%

Total	$14,019	100.0%	$13,125	100.0%

Total CDO Portfolio Rating Distribution

	Net Par Outstanding (3/31/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
AAA	8,886	63.4%	$8,443	64.3%
AA	2,498	17.8%	2,612	19.9%
A	788	5.6%	790	6.0%
BBB	1,103	7.9%	619	4.7%
Below Investment Grade	518	3.7%	521	4.0%
Not Rated	226	1.6%	140	1.1%

Total	$14,019	100.0%	$13,125	100.0%

Direct CDO Underlying Asset Types

	Net Par Outstanding (3/31/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
Corporates	$11,286	90.0%	$10,282	91.3%
ABS	1,249	10.0%	979	8.7%

Total	$12,535	100.0%	$11,261	100.0%

*	All direct CDO deals are synthetic. $10,971 million of direct CDO net par outstanding, representing 87.5% of net par outstanding, was comprised of static deals as of 3/31/05. $1,564 million of direct CDO net par outstanding, representing 12.5% of net par outstanding, was comprised of managed deals as of 3/31/05.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / CDO Exposure

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Explanatory Notes

1. Effective January 31, 2004, one of the primary insurer customers of Radian Asset Assurance Inc. (the “Company”) exercised its right to recapture business that it previously ceded to the Company. In connection with this recapture, the Company has returned approximately $16.4 billion of par in force and approximately $96.4 million of statutory unearned premium reserves to the primary insurer. In addition, the Company has been reimbursed by the primary insurer for policy acquisition costs of approximately $31.0 million. The Company has also reimbursed the primary insurer approximately $7.5 million for case reserves which were net of $4.0 million of salvage.

2. In May 2004, Moody’s Investor Services Inc. (“Moody’s”) provided the Company with an initial insurance financial strength rating of “Aa3.” Concurrently and in anticipation of the merger of Radian Reinsurance with and into the Company (which became effective June 1, 2004), Moody’s downgraded Radian Reinsurance’s financial strength rating to “Aa3” from “Aa2.” Effective June 1, 2004, the Company and Radian Reinsurance were merged, with the Company as the surviving entity. The merged company is rated “Aa3” by Moody’s, “AA” (negative outlook) by S&P and “AA” (negative outlook ) by Fitch. As a result of the downgrade of the Moody’s rating related to the financial guaranty reinsurance business conducted by Radian Reinsurance prior to the merger, two of the primary insurer customers of the financial guaranty reinsurance business had the right to recapture written business ceded to the Company. One of these customers agreed, without cost to or concessions by the Company, to waive its recapture rights. Effective February 28, 2005, the remaining primary insurer customer with recapture rights recaptured approximately $7.4 billion of par in force that it had ceded to the Company through the recapture date, including $54.7 million of premiums written through the recapture date. Also in connection with the recapture in the first quarter of 2005, the Company was reimbursed for commissions of approximately $17.1 million. In March 2005, without cost to or concessions by the Company, this customer waived its remaining right to recapture an additional $5.2 billion of par in force that it had ceded to the Company through December 31, 2004. None of the Company’s primary insurance customers have any remaining recapture rights as a result of prior downgrades of the Company’s or Radian Reinsurance’s financial strength rating from any of the ratings agencies.

3. Gross and net written premiums for the quarter ended March 31, 2005 increased approximately $45 million compared to the same period of 2004. These increases were primarily the result of the recapture of $55 million of previously written premiums in the first quarter of 2005 versus a recapture of $96 million during the first quarter of 2004.

4. Premiums earned for the first quarter of 2005 were $33 million versus $46 million for the same period of 2004, a decline of $13 million. This decline is primarily due to a decrease in earnings in 2005 as a result of the impact of the 2004 recapture and certain one-time adjustments that impacted both 2005 and 2004.

5. Loss and loss adjustment expenses incurred for the quarter ended March 31, 2005 were $115 million lower than the comparable period of 2004 primarily due to the establishment of a $111 million reserve on a statutory basis in 2004 (recorded on a GAAP basis in 2003) pertaining to a single manufactured housing transaction.

6. For the first quarter of 2005, commission expenses were $16 million higher than the same period of 2004. The February 28, 2005 recapture resulted in a $17 million reduction of commission expenses, as compared to the January 31, 2004 recapture which resulted in a $31 million reduction.

7. Unearned premiums were $32 million lower at March 31, 2005 compared to December 31, 2004 as a result of the February 28, 2005 recapture of financial guaranty business by one of the Company’s primary insurers.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Explanatory Notes

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Management Team

Martin A. Kamarck

President

David J. Beidler

Senior Vice President, Deputy Chief, Financial Guaranty

Sally B. Campbell

Senior Vice President, Public Finance

Stephen D. Cooke

Executive Vice President, Chief Legal Officer

John C. DeLuca

Senior Vice President, Market Development

Bonita Z. Dorland

Executive Vice President, Chief Underwriting Officer

Paul C. Larsen

Senior Vice President, Head of Surveillance and Risk Management

Anna M. Laudon

Senior Vice President, Managing Director of Asset Backed Securities

Mark Mylon

Senior Vice President, Executive Managing Director of Structured Products

Andrew C.J. Poole

Managing Director, Radian Asset Assurance Ltd. & Radian Representatives Ltd.

Jack Praschnik

Senior Vice President, Global Strategies

Andrew Reid

Vice President, Managing Director of Global Markets

Patrick Rossi

Senior Vice President, Controller

Jeffrey C. Salton

Senior Vice President, Operations and Analysis

Hao Wu

Senior Vice President, Managing Director of Financial Products

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Management Team

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Safe Harbor Statement

All statements in this document that address operating performance, events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events.

The forward-looking statements involve risks and uncertainties including the following: changes in general financial and political conditions, such as extended national or regional economic recessions, changes in housing values, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of significant customers with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; intense competition from others and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; legislative and regulatory changes affecting demand for private mortgage insurance and financial guaranty insurance; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; changes in Radian’s ability to maintain sufficient reinsurance capacity in an increasingly concentrated reinsurance market; vulnerability to the performance of Radian’s strategic investments; and the loss of executive officers or other key personnel.

Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our most recently filed annual report on Form 10-K in the section immediately preceding Part I of the report.

Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

Quarterly Operating Supplement for the Period Ended March 31, 2005 / Safe Harbor Statement